                                                                    EXHIBIT 23.1

                       LETTERHEAD OF ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 2000 included in Atlas Air, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

Denver, Colorado
  February 26, 2001